Exhibit 10.7

She Beverage Company, Inc.

Subscription Agreement

1.	INVESTMENT:

The undersigned (“Buyer”) subscribes for ________________________ shares of She Beverage Company, Inc. at $15.00 per Share.

The total subscription price ($15.00 times number of Shares) $_________________________.

PLEASE MAKE CHECK PAYABLE TO: SHE Beverage Company, Inc.

2. INVESTOR INFORMATION:

___________________________________ ______________________________________

Name (Type or Print) SSN/EIN/Taxpayer I.D.

Address: _______________________________________________________________________

___________________________________ _______________________________________

Joint Name (Type or Print) SSN/EIN/Taxpayer I.D.

Address________________________________________________________________________

Mailing Address (if different from above):

_______________________________________________________________________________

Street City State Zip

Business Phone: ( ) ____________ Home Phone: ( ) ____________ Email: ___________

3. TYPE OF OWNERSHIP: (You must check one box)
1. [ ] Individual 6. [ ] Joint Tenants with rights of Survivorship

2. [ ] Tenants in Common 7. [ ] Custodian for: ________________________________.

3. [ ] Community Property 8. [ ] Uniform Gifts to Minors Act of the State of ________.

4. [ ] Partnership 9. [ ] Corporation

5. [ ] Trust 10. [ ] Other: explain: _______________________________.

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4.	Further Representations, Warrants and Covenants. Buyer hereby represents warrants, covenants and agrees as follows:

(a)	Buyer is at least eighteen (18) years of age with an address as set forth in this Subscription Agreement.

(b)

Except as set forth in the Prospectus and the exhibits thereto, no representations or warranties, oral or otherwise,

have been made to Buyer by the Company or any other person, whether or not associated with the Company or this offering. In entering into this transaction, Buyer is not relying upon any information, other than that contained in the Prospectus and the exhibits thereto and the results of any independent investigation conducted by Buyer at

Buyer’s sole discretion and judgment.

(c)

Buyer is under no legal disability nor is Buyer subject to any order, which would prevent or interfere with Buyer’s execution, delivery and performance of this Subscription Agreement or his or her purchase of the Shares. The Shares are being purchased solely for Buyer’s own account and not for the account of others and for investment purposes only, and are not being purchased with a view to or for the transfer, assignment, resale or distribution thereof, in whole or part. Buyer has no present plans to enter into any contract, undertaking, agreement or arrangement with respect to the transfer, assignment, resale or distribution of any of the Shares.

5.	Acceptance of Subscription.

(a)

It is understood that this subscription is not binding upon the Company until accepted by the Company, and that the Company has the right to accept or reject this subscription, in whole or in part, in its sole and complete discretion. If this subscription is rejected in whole, the Company shall return to Buyer, without interest, the

Payment tendered by Buyer, in which case the Company and Buyer shall have no further obligation to each other hereunder. In the event of a partial rejection of this subscription, Buyer’s Payment will be returned to

Buyer, without interest, whereupon Buyer agrees to deliver a new payment in the amount of the purchase price for the number of Shares to be purchased hereunder following a partial rejection of this subscription.

6.	Governing Law.

(a)	This Subscription Agreement shall be governed and construed in all respects in accordance with the laws of the State of California without giving effect to any conflict of laws or choice of law rules.

IN WITNESS WHEREOF, this Subscription Agreement has been executed and delivered by the Buyer and by the Company on the respective dates set forth below.

By: ______________________________________________

Signature of Buyer

By: ______________________________________________

Printed Name

Date: ______________________

INVESTOR SUBSCRIPTION AGREEMENT ACCEPTED AS OF:

This _____ day of _________________, 20____.

SHE Beverage Company, Inc.

By: _____________________________________________

Lupe Rose, President

Deliver completed Subscription Agreements and check to:

SHE Beverage Company, Inc.

42601 8th Street West Suite 108

Lancaster CA 93534

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